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                                                                  EXHIBIT 23.07

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated February 20, 1998 relating to the financial statements of Taylor Electric, Inc. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Leverich, Rasmuson & Banyard

Salt Lake City, Utah

February 19, 1999